UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Premium Dividend Fund

Ticker: PDT
Semiannual report 4/30/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent or from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform the transfer agent or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the Plan. The fund's total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

A message to shareholders

Dear shareholder,

The U.S. financial markets were on pace to deliver strong returns during the 6 months ended April 30, 2020, until heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March.

In response to the sell-off, the U.S. Federal Reserve acted quickly with a broad array of actions to limit the economic damage from the pandemic, including up to $2.3 trillion in lending to support households, employers, financial markets, and state and local governments. These steps, along with the passage of an estimated $2 trillion federal economic stimulus bill, helped lift the markets during the final month of the period.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Premium Dividend Fund

Table of contents

2	Your fund at a glance
3	Portfolio summary
5	Fund's investments
12	Financial statements
16	Financial highlights
18	Notes to financial statements
28	Additional information
29	Shareholder meeting
30	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide high current income, consistent with modest growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2020 (%)

At net asset value
At closing market price
Blended Index
10.93
9.22
7.91
7.98
6.38
5.00
3.95
3.05
1.87
−0.46
−3.74
−14.01
−14.32
−19.43
−21.05
6 month (cumulative)
1 year
3 year
5 year
10 year

The blended index is 70% ICE Bank of America Preferred Stock DRD Eligible Index and 30% S&P 500 Utilities Index.

The ICE Bank of America Preferred Stock DRD Eligible Index consists of investment-grade fixed-rate U.S. dollar-denominated preferred securities and fixed-to-floating-rate securities. The index includes securities having a minimum remaining term of at least one year, Dividend Received Deduction (DRD) eligible preferred stock and senior debt.

The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       2

Portfolio summary

PORTFOLIO COMPOSITION AS OF 4/30/2020 (%)

SECTOR COMPOSITION AS OF 4/30/2020 (%)

COUNTRY COMPOSITION AS OF 4/30/2020 (%)

United States	86.6
United Kingdom	5.2
Canada	4.3
France	3.2
Bermuda	0.7
TOTAL	100.0
As a percentage of total investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       3

TOP 10 ISSUERS AS OF 4/30/2020 (%)

PPL Corp.	4.7
Dominion Energy, Inc.	4.3
CenterPoint Energy, Inc.	4.2
Duke Energy Corp.	3.3
BNP Paribas SA	3.2
DTE Energy Company	3.2
Interstate Power & Light Company	3.2
Southern California Edison Company	2.8
JPMorgan Chase & Co.	2.6
Algonquin Power & Utilities Corp.	2.5
TOTAL	34.0
As a percentage of total investments.
Cash and cash equivalents are not included.

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. The value of a company's equity securities is subject to changes in its financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if an issuer, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. The fund will normally invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of fund securities may negatively affect performance.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the funds' performance, resulting in losses to your investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       4

Fund’ s investments
AS OF 4-30-20 (unaudited)
	Shares	Value
Preferred securities 84.1% (51.7% of Total investments)		$497,374,634
(Cost $521,579,317)
Communication services 3.4%		20,140,600
Diversified telecommunication services 0.4%
Qwest Corp., 6.125%	107,500	2,416,600
Wireless telecommunication services 3.0%
Telephone & Data Systems, Inc., 5.875%	100,000	2,386,000
Telephone & Data Systems, Inc., 6.625%	285,000	6,677,550
Telephone & Data Systems, Inc., 6.875%	170,000	4,018,800
United States Cellular Corp., 6.950%	185,000	4,641,650
Consumer discretionary 1.1%		6,504,300
Internet and direct marketing retail 1.1%
QVC, Inc., 6.250%	330,000	6,504,300
Consumer staples 2.6%		15,249,000
Food products 2.6%
Ocean Spray Cranberries, Inc., 6.250% (A)	224,250	15,249,000
Energy 3.7%		22,159,800
Oil, gas and consumable fuels 3.7%
Enbridge, Inc., Series B (6.375% to 4-15-23, then 3 month LIBOR + 3.593%)	210,000	4,937,100
Sempra Energy, 6.750% (B)	170,000	17,222,700
Financials 20.5%		121,270,381
Banks 11.8%
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%)	240,650	6,579,371
JPMorgan Chase & Co., 6.100%	650,000	16,776,500
Synovus Financial Corp. (6.300% to 6-21-23, then 3 month LIBOR + 3.352%) (B)(C)	188,000	4,277,000
The PNC Financial Services Group, Inc., 5.375%	180,000	4,599,000
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	311,600	8,213,776
Truist Financial Corp., Series F, 5.200% (B)(C)	130,000	3,276,000
Truist Financial Corp., Series G, 5.200%	110,000	2,796,200
U.S. Bancorp, 5.150%	500,000	12,855,000
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	351,000	9,480,510
Wells Fargo & Company, 6.000%	33,825	863,891
Capital markets 5.1%
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	249,227	6,691,745
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (B)(C)	430,025	11,696,680
5	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	$653,500
The Bank of New York Mellon Corp., 5.200% (B)(C)	442,000	11,328,460
Insurance 3.6%
Athene Holding, Ltd., Series A (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	284,213	6,897,850
Brighthouse Financial, Inc., 6.600%	125,485	3,133,360
Prudential Financial, Inc., 5.750%	50,000	1,264,000
Prudential PLC, 6.750%	150,000	3,835,500
W.R. Berkley Corp., 5.625%	240,351	6,052,038
Information technology 2.8%		16,279,040
Semiconductors and semiconductor equipment 2.8%
Broadcom, Inc., 8.000% (B)	16,000	16,279,040
Real estate 2.3%		13,834,875
Equity real estate investment trusts 2.3%
American Homes 4 Rent, Series D, 6.500%	148,468	3,733,970
Diversified Healthcare Trust, 5.625%	554,690	10,100,905
Utilities 47.7%		281,936,638
Electric utilities 24.9%
Duke Energy Corp., 5.125%	192,458	4,855,715
Duke Energy Corp., 5.750%	160,000	4,414,400
Interstate Power & Light Company, 5.100%	1,204,700	30,960,790
NextEra Energy Capital Holdings, Inc., 5.125%	185,000	4,674,950
NextEra Energy, Inc., 5.279% (B)	280,000	12,093,200
NSTAR Electric Company, 4.250%	13,347	1,272,903
NSTAR Electric Company, 4.780%	100,000	10,005,000
PPL Capital Funding, Inc., 5.900%	1,150,320	28,907,542
SCE Trust II, 5.100%	1,097,000	25,691,740
The Southern Company, 6.750% (B)	485,000	22,959,900
Union Electric Company, 3.700%	12,262	1,138,961
Gas utilities 2.8%
South Jersey Industries, Inc., 7.250% (B)	259,200	11,614,752
Spire, Inc., 5.900%	183,775	4,912,306
Multi-utilities 20.0%
Algonquin Power & Utilities Corp. (6.200% to 7-1-24, then 3 month LIBOR + 4.010%) (B)(C)	300,000	8,199,000
Algonquin Power & Utilities Corp. (6.875% to 10-17-23, then 3 month LIBOR + 3.677%)	571,150	15,763,740
CenterPoint Energy, Inc., 7.000%	950,000	32,148,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	6

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
Dominion Energy, Inc., 7.250% (B)	314,850	$30,927,716
DTE Energy Company, 5.250%	184,987	4,650,573
DTE Energy Company, 6.250% (B)	237,000	9,906,600
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	352,044	8,801,100
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	250,000	6,892,500

Sempra Energy, 5.750%	45,000	1,145,250
Common stocks 54.3% (33.3% of Total investments)		$320,696,825
(Cost $272,907,405)
Communication services 4.5%		26,267,950
Diversified telecommunication services 4.5%
AT&T, Inc. (B)(C)	485,000	14,777,950
Verizon Communications, Inc. (B)(C)	200,000	11,490,000
Consumer staples 1.2%		6,863,200
Tobacco 1.2%
Philip Morris International, Inc. (B)(C)	92,000	6,863,200
Energy 11.0%		65,097,761
Oil, gas and consumable fuels 11.0%
BP PLC, ADR	705,950	16,801,610
Enbridge, Inc.	281,200	8,627,216
Kinder Morgan, Inc.	819,001	12,473,385
ONEOK, Inc. (B)(C)	310,000	9,278,300
The Williams Companies, Inc. (B)(C)	925,000	17,917,250
Financials 3.7%		22,074,800
Banks 1.0%
PacWest Bancorp (B)(C)	295,000	5,970,800
Capital markets 2.7%
Ares Management Corp., Class A	480,000	16,104,000
Utilities 33.9%		200,393,114
Electric utilities 23.5%
Alliant Energy Corp.	329,000	15,972,950
American Electric Power Company, Inc. (B)(C)	200,000	16,622,000
Duke Energy Corp. (B)(C)	270,000	22,858,198
Entergy Corp. (B)(C)	60,000	5,730,600
Eversource Energy (B)(C)	238,264	19,227,905
FirstEnergy Corp. (B)(C)	300,000	12,381,000
OGE Energy Corp. (B)(C)	400,000	12,608,000
Pinnacle West Capital Corp.	50,000	3,849,500
7	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
PPL Corp. (B)(C)	660,000	$16,777,200
Xcel Energy, Inc. (B)(C)	200,000	12,712,000
Gas utilities 0.2%
UGI Corp.	40,000	1,207,200
Multi-utilities 10.2%
Black Hills Corp. (B)(C)	200,000	12,388,000
Dominion Energy, Inc. (B)(C)	140,000	10,798,200
DTE Energy Company	160,000	16,598,400
National Grid PLC, ADR (B)(C)	164,166	9,613,561
NiSource, Inc.	440,000	11,048,400

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 21.0% (12.9% of Total investments)				$123,635,841
(Cost $133,645,761)
Consumer discretionary 1.4%				8,137,260
Automobiles 1.4%
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (B)(C)(D)	6.500	09-30-28	10,046,000	8,137,260
Energy 0.6%				3,662,000
Oil, gas and consumable fuels 0.6%
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%) (B)	6.250	03-01-78	4,000,000	3,662,000
Financials 16.9%				99,652,778
Banks 14.7%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (B)(D)	5.875	03-15-28	4,500,000	4,590,765
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(B)(D)	7.000	08-16-28	15,590,000	16,252,575
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (B)(C)(D)	7.375	08-19-25	14,400,000	14,958,000
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (D)	6.125	11-15-20	1,136,000	1,102,374
Citizens Financial Group, Inc. (6.000% to 7-6-23, then 3 month LIBOR + 3.003%) (B)(D)	6.000	07-06-23	18,000,000	15,390,000
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (B)(D)	6.375	04-06-24	2,500,000	2,362,500
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year ICE Swap Rate + 3.606%) (B)(D)	6.500	03-23-28	10,000,000	9,921,200
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) (B)(D)	5.700	04-15-23	3,000,000	2,640,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	8

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(D)	6.750	02-01-24	7,334,000	$7,873,636
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (B)(C)(D)	7.500	06-27-24	9,750,000	9,555,000
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (B)(C)(D)	5.900	06-15-24	2,000,000	2,030,000
Capital markets 0.9%
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (D)	5.375	06-01-25	5,300,000	5,498,750
Insurance 1.3%
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (A)(D)	7.000	05-13-25	11,549,000	7,477,978
Utilities 2.1%				12,183,803
Electric utilities 0.3%
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (B)(D)	6.250	02-01-22	1,750,000	1,671,303
Multi-utilities 1.8%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (B)(C)(D)	6.125	09-01-23	9,000,000	8,212,500
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) (B)(D)	5.650	06-15-23	2,500,000	2,300,000

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.4% (2.1% of Total investments)				$20,181,000
(Cost $20,181,000)
U.S. Government Agency 0.3%				1,938,000
Federal Agricultural Mortgage Corp. Discount Note	0.010	05-01-20	1,938,000	1,938,000

	Par value^	Value
Repurchase agreement 3.1%		18,243,000

Repurchase Agreement with State Street Corp. dated 4-30-20 at 0.000% to be repurchased at $18,243,000 on 5-1-20, collateralized by $18,250,000 U.S. Treasury Notes, 1.500% due 9-30-21 (valued at $18,612,664)	18,243,000	18,243,000

Total investments (Cost $948,313,483) 162.8%		$961,888,300
Other assets and liabilities, net (62.8%)		(370,868,522)
Total net assets 100.0%		$591,019,778

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
9	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-20 was $420,968,404. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $222,412,738.
(C)	All or a portion of this security is on loan as of 4-30-20, and is a component of the fund's leverage under the Liquidity Agreement.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	10

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	860	Short	Jun 2020	$(113,316,593)	$(119,593,750)	$(6,277,157)
						$(6,277,157)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	96,000,000	USD	Fixed 2.136%	USD 3 month LIBOR BBA(a)	Semi-Annual	Quarterly	Oct 2022	—	$(4,258,908)	$(4,258,908)
								—	$(4,258,908)	$(4,258,908)

(a)	At 4-30-20, the 3 month LIBOR was 0.556%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
At 4-30-20, the aggregate cost of investments for federal income tax purposes was $949,422,588. Net unrealized appreciation aggregated to $1,929,647, of which $105,007,145 related to gross unrealized appreciation and $103,077,498 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
11	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-20 (unaudited)

Assets
Unaffiliated investments, at value (Cost $948,313,483)	$961,888,300
Receivable for centrally cleared swaps	1,123,620
Cash	143,426
Collateral held at broker for futures contracts	1,719,953
Dividends and interest receivable	3,643,244
Other assets	50,993
Total assets	968,569,536
Liabilities
Payable for futures variation margin	80,625
Liquidity agreement	373,700,000
Payable for investments purchased	3,120,051
Interest payable	413,986
Payable to affiliates
Administrative services fees	82,988
Trustees' fees	788
Other liabilities and accrued expenses	151,320
Total liabilities	377,549,758
Net assets	$591,019,778
Net assets consist of
Paid-in capital	$599,279,550
Total distributable earnings (loss)	(8,259,772)
Net assets	$591,019,778

Net asset value per share
Based on 48,644,267 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$12.15
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	12

STATEMENT OF OPERATIONS For the six months ended  4-30-20 (unaudited)

Investment income
Dividends	$25,951,362
Interest	3,574,777
Less foreign taxes withheld	(84,630)
Total investment income	29,441,509
Expenses
Investment management fees	4,228,005
Interest expense	3,924,847
Administrative services fees	543,379
Transfer agent fees	58,021
Trustees' fees	20,741
Custodian fees	47,828
Printing and postage	138,461
Professional fees	48,468
Stock exchange listing fees	23,574
Other	18,041
Total expenses	9,051,365
Less expense reductions	(38,941)
Net expenses	9,012,424
Net investment income	20,429,085
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,237,992)
Futures contracts	(320,254)
Swap contracts	(113,939)
(1,672,185)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(153,272,077)
Futures contracts	(7,256,271)
Swap contracts	(2,490,602)
(163,018,950)
Net realized and unrealized loss	(164,691,135)
Decrease in net assets from operations	$(144,262,050)
13	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-20 (unaudited)	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$20,429,085	$34,857,443
Net realized gain (loss)	(1,672,185)	24,348,795
Change in net unrealized appreciation (depreciation)	(163,018,950)	67,197,324
Increase (decrease) in net assets resulting from operations	(144,262,050)	126,403,562
Distributions to shareholders
From earnings	(30,087,303)	(58,438,580)
Total distributions	(30,087,303)	(58,438,580)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	892,878	1,505,561
Total increase (decrease)	(173,456,475)	69,470,543
Net assets
Beginning of period	764,476,253	695,005,710
End of period	$591,019,778	$764,476,253
Share activity
Shares outstanding
Beginning of period	48,583,189	48,489,036
Issued pursuant to Dividend Reinvestment Plan	61,078	94,153
End of period	48,644,267	48,583,189
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	14

STATEMENT OF CASH FLOWS For the six months ended   4-30-20 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(144,262,050)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(81,574,629)
Long-term investments sold	125,650,855
Net purchases and sales in short-term investments	(4,748,312)
Net amortization of premium (discount)	452,106
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	(262,968)
Collateral held at broker for futures contracts	(566,971)
Dividends and interest receivable	(165,820)
Other assets	(22,438)
Increase (Decrease) in liabilities:
Payable for futures variation margin	(618,125)
Payable for investments purchased	(8,729,949)
Interest payable	(413,819)
Payable to affiliates	(14,086)
Other liabilities and accrued expenses	(35,136)
Net change in unrealized (appreciation) depreciation on:
Investments	153,272,077
Net realized (gain) loss on:
Investments	1,236,339
Net cash provided by operating activities	$39,197,074
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(29,194,425)
Borrowings from liquidity agreement	(10,000,000)
Net cash used in financing activities	$(39,194,425)
Net increase in cash	$2,649
Cash at beginning of period	$140,777
Cash at end of period	$143,426
Supplemental disclosure of cash flow information:
Cash paid for interest	$(4,338,666)
Noncash financing activities not included herein consists of reinvestment distributions	$892,878
15	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	4-30-20 [1]	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$15.74	$14.33	$15.95	$16.17	$15.14	$15.43
Net investment income[2]	0.42	0.72	0.85	1.11	0.98	0.97
Net realized and unrealized gain (loss) on investments	(3.39)	1.89	(0.77)	0.14	1.16	(0.21)
Total from investment operations	(2.97)	2.61	0.08	1.25	2.14	0.76
Less distributions
From net investment income	(0.59)	(1.17)	(1.17)	(1.17)	(0.97)	(0.89)
From net realized gain	(0.03)	(0.03)	(0.53)	(0.30)	(0.14)	(0.20)
Total distributions	(0.62)	(1.20)	(1.70)	(1.47)	(1.11)	(1.09)
Anti-dilutive impact of repurchase plan	—	—	—	—	— [3,4]	0.04 [4]
Net asset value, end of period	$12.15	$15.74	$14.33	$15.95	$16.17	$15.14
Per share market value, end of period	$13.39	$17.69	$15.65	$16.97	$14.96	$13.68
Total return at net asset value (%)[5,6]	(19.43) [7]	18.52	0.19	8.26	14.83	6.18
Total return at market value (%)[5]	(21.05) [7]	22.04	2.84	24.50	17.58	8.29
Ratios and supplemental data
Net assets, end of period (in millions)	$591	$764	$695	$771	$781	$733
Ratios (as a percentage of average net assets):
Expenses before reductions	2.57 [8]	3.01	2.80	2.28	1.95	1.86
Expenses including reductions[9]	2.56 [8]	3.00	2.79	2.27	1.94	1.85
Net investment income	5.81 [8]	4.79	5.75	7.00	6.14	6.38
Portfolio turnover (%)	8	18	24	14	19	15
Senior securities
Total debt outstanding end of period (in millions)	$374	$384	$384	$384	$384	$384
Asset coverage per $1,000 of debt[10]	$2,582	$2,992	$2,811	$3,009	$3,035	$2,909

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	16

[1]	Six months ended 4-30-20. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	The repurchase plan was completed at an average repurchase price of $13.27 and $13.41 for 105,700 and 1,218,436 shares for the periods ended 10-31-16 and 10-31-15, respectively.
[5]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Expenses including reductions excluding interest expense were 1.45% (annualized), 1.41%, 1.44%, 1.45, 1.40% and 1.41% for the periods ended 4-30-20, 10-31-19, 10-31-18, 10-31-17, 10-31-16 and 10-31-15, respectively.
[10]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
17	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	18

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of April 30, 2020, by major security category or type:
	Total value at 4-30-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$20,140,600	$20,140,600	—	—
Consumer discretionary	6,504,300	6,504,300	—	—
Consumer staples	15,249,000	—	$15,249,000	—
Energy	22,159,800	22,159,800	—	—
Financials	121,270,381	121,270,381	—	—
Information technology	16,279,040	16,279,040	—	—
Real estate	13,834,875	13,834,875	—	—
Utilities	281,936,638	261,991,577	19,945,061	—
Common stocks	320,696,825	320,696,825	—	—
Corporate bonds	123,635,841	—	123,635,841	—
Short-term investments	20,181,000	—	20,181,000	—
Total investments in securities	$961,888,300	$782,877,398	$179,010,902	—
Derivatives:
Liabilities
Futures	$(6,277,157)	$(6,277,157)	—	—
Swap contracts	(4,258,908)	—	$(4,258,908)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a
19	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	20

Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan) on September 29, 2014. Under the current Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the managed distribution plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions, contingent payment debt instruments and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
21	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended April 30, 2020, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with USD notional values ranging from $112.1 million to $119.6 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	22

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended April 30, 2020, the fund used interest rate swap contracts to manage against anticipated interest rate changes. The notional values at the period end are representative of the fund's exposure throughout the period. The notional values at the period end are representative of the fund's exposure throughout the period. No new interest rate swap positions were entered into or closed during the six months ended April 30, 2020.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	—	$(6,277,157)
Interest rate	Swap contracts, at value	Interest rate swaps[2]	—	(4,258,908)
			—	$(10,536,065)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$(320,254)	$(113,939)	$(434,193)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2020:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$(7,256,271)	$(2,490,602)	$(9,746,873)
Note 4—Guarantees and indemnifications
Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
23	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.50% of the fund’s average daily managed assets (net assets plus borrowing under the Liquidity Agreement) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund’s daily gross income, which amounted to $1,520,367 for the six months ended April 30, 2020. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets on an annualized basis. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $38,941 for the six months ended April 30, 2020.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2020, were equivalent to a net annual effective rate of 0.77% of the fund's average daily managed net assets.
Administrative services. The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, compliance, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund’s average weekly managed assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 17, 2014, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2019. The current share repurchase plan will remain in effect between January 1, 2020 and December 31, 2020.
During the six months ended April 30, 2020 and the year ended October 31, 2019, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	24

Note 7—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $383.7 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2020 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral
25	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.625% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2020, the fund had an aggregate balance of $373,700,000 at an interest rate of 0.95%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2020, the average balance of the LA and the effective average interest rate were $381,667,033 and 2.06%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 9, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.
Note 9—LIBOR Discontinuation Risk
The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants such as the fund and SSB will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.
It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate in the LA. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund's performance.
Note 10—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $81,574,629 and $125,650,855, respectively, for the six months ended April 30, 2020.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	26

Note 11—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.
Note 12—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
27	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

Additional information (Unaudited)

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide high current income, consistent with modest growth of capital. The fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities. The fund utilizes a liquidity agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its assets in dividend paying securities. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Dividends and distributions

During the six months ended April 30, 2020, distributions from net investment income totaling $0.5850 per share and distributions from capital gains totaling $0.0342 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
November 29, 2019	$0.0975
December 19, 2019	0.0975
January 31, 2020	0.0975
February 28, 2020	0.0975
March 31, 2020	0.0975
April 30, 2020	0.0975
Total	$0.5850

Payment date	Additional distributions
December 31, 2019	0.0342
Total	$0.6192

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       28

Shareholder meeting

The fund held its Annual Meeting of Shareholders on Monday, February 3, 2020. The following proposal was considered by the shareholders:

Proposal: To elect five (5) Trustees (James R. Boyle, William H. Cunningham, Grace K. Fey, Hassell H. McClellan and Gregory A. Russo) to serve for a three-year term ending at the 2023 Annual Meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	36,757,109.514	642,807.290
William H. Cunningham	36,636,098.170	763,818.634
Grace K. Fey	36,478,897.929	921,018.875
Hassell H. McClellan	36,543,765.553	856,151.251
Gregory A. Russo	36,530,539.472	869,377.332

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Peter S. Burgess, Marianne Harrison, Andrew G. Arnott, Deborah C. Jackson, James M. Oates and Steven R. Pruchansky.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       29

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Joseph H. Bozoyan, CFA
Brad Lutz, CFA

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: PDT

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       30

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management LLC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

MF1182627	P2SA 4/20 6/2020

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b) (b)

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-19	-	-	-	4,864,427
Dec-19	-	-	-	4,864,427
Jan-20	-	-	-	4,864,427*
Feb-20	-	-	-	4,864,427
Mar-20	-	-	-	4,864,427
Apr-20	-	-	-	4,864,427
Total	-	-

* In December 17, 2014, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2019. The current share plan will remain in effect between January 1, 2020 and December 31, 2020.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 25, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 25, 2020